UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

CardioNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33993 (Commission File Number)	33-0604557 (I.R.S. Employer Identification No.)

227 Washington Street #300 Conshohocken, Pennsylvania (Address of principal executive offices)		19428 (Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, James M. Sweeney, a member of the Board of Directors (the “Board”) of CardioNet, Inc. (the “Company”) and a founder of the Company, announced in July 2008 that he expected to retire from the Board in 2008.  On September 10, 2008, Mr. Sweeney announced his retirement from the Board, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARDIONET, INC.

Dated: September 16, 2008	By:	/s/ Martin P. Galvan
	Name:	Martin P. Galvan
	Title:	Chief Financial Officer